SECURITIES AND EXCHANGE COMMISSION

	Washington, D.C. 20549


	FORM 8-K

	CURRENT REPORT


	PURSUANT TO SECTION 13 OR 15 (d)
	OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event reported)  March 3, 2002


		   		       WINCROFT, INC.
(Exact Name of Registrant as Specified in its Charter)


     Colorado               0-12122              84-0601802
   (State of 		     (Commission	 	(IRS Employer
   Incorporation)	   	File Number)		Identification No.)


  	    6959 Arapaho, Suite 122, Dallas, Texas  75248
              (Address of Principal Executive Offices)


Registrant's telephone number,including area code:(972) 386-8907

ITEM 1.  Change of Control of Registrant
On March 3, 2002, Mick Y. Wettreich transferred by way of gift all his shares in Registrant, comprising 3,576,400 shares, to Daniel Wettreich the President of Registrant. Following this transaction, Daniel Wettreich, Separate Property now owns in excess of 81% of the issued and outstanding shares of Registrant's common stock.



	SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

					WINCROFT, INC.


					By:  /s/ Daniel Wettreich
	  					Daniel Wettreich
						President

Dated:  March 8, 2002